UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 12, 2026

WERNER ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Nebraska			0-14690	47-0648386
(State or other jurisdiction of incorporation)			(Commission File Number)	(I.R.S. Employer Identification No.)

14507 Frontier Road
Post Office Box 45308
Omaha	,	Nebraska		68145-0308
(Address of principal executive offices)				(Zip Code)
(402) 895-6640
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR40.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	WERN	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02.    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On May 12, 2026, Carmen A. Tapio, Director, gave notice of her decision to retire from the Board of Directors (the “Board”) of Werner Enterprises, Inc. (the “Company”), effective May 12, 2026. Ms. Tapio’s decision to retire does not relate to any disagreement with the Company, its management or the Board on any matter relating to the Company’s operations, policies or practices.

ITEM 5.07.    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

(a)    Annual Meeting Date.

The Company's Annual Meeting of Stockholders was held on May 12, 2026 (the "Annual Meeting").

(b)    Election of Directors and Other Matters Voted Upon.

At the Annual Meeting, the three proposals stated below were submitted to a vote of the Company's stockholders of record as of March 5, 2026. (Each proposal is described in detail in the Company's definitive proxy statement filed with the SEC on March 31, 2026.)

The final voting results for each proposal are provided below.

Proposal 1. The Company's stockholders elected three Class II directors to serve on the Board for a three-year term expiring at the 2029 Annual Meeting of Stockholders, and elected one Class III director to serve on the Board for a one-year term expiring at the 2027 Annual Meeting of Stockholders. Final voting results were as follows:

				Broker
	For	Withheld	Abstained	Non-Votes
Diane K. Duren - Class II	54,558,313	1,651,783	—	1,541,943
Derek J. Leathers - Class II	54,471,859	1,738,237	—	1,541,943
Michelle D. Livingstone - Class II	54,798,094	1,412,002	—	1,541,943
M. Gayle Packer - Class III	54,714,810	1,495,286	—	1,541,943

Proposal 2. The Company's stockholders approved the advisory resolution on executive compensation. Final voting results were as follows:

			Broker
For	Against	Abstained	Non-Votes
54,000,280	1,369,015	840,801	1,541,943

Proposal 3. The Company's stockholders ratified the appointment of KPMG LLP as the Company's independent registered public accounting firm for the year ending December 31, 2026. Final voting results were as follows:

			Broker
For	Against	Abstained	Non-Votes
55,653,773	2,094,638	3,628	—

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

    (d)    Exhibits.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WERNER ENTERPRISES, INC.

Date: May 13, 2026	By:	/s/ Christopher D. Wikoff
Christopher D. Wikoff
Executive Vice President, Treasurer and Chief Financial Officer

Date: May 13, 2026	By:	/s/ Alan G. Colson
Alan G. Colson
Vice President, Controller and Principal Accounting Officer